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                                                                EXHIBIT 10.4(d)


                 FOURTH AMENDMENT TO INTER-GUARANTOR AGREEMENT


     This FOURTH AMENDMENT dated December 22, 1995 to the Inter-Guarantor Agreement is by and among IDEX Corporation ("Borrower"), Band-It-IDEX, Inc. (formerly known as Band-It-Houdaille, Inc.), Vibratech, Inc. (formerly known as Hydraulics-Houdaille, Inc.), Lubriquip, Inc. (formerly known as Lubriquip-Houdaille, Inc.), Strippit, Inc. (formerly known as Strippit-Houdaille, Inc.), Viking Pump, Inc. (formerly known as Viking Pump-Houdaille, Inc.), Warren Rupp, Inc. (formerly known as Warren Rupp-Houdaille, Inc.), Corken, Inc. (formerly known as CIC Acquisition Corp.), Pulsafeeder, Inc. (formerly known as PLF Acquisition Corp.), Hale Products, Inc., a Pennsylvania corporation (formerly known as HPI Acquisition Corp.) ("Hale"), Micropump, Inc. (formerly known as MC Acquisition Corp.), a Delaware corporation and Dunja Verwaltungsgesellschaft mbH, a German corporation ("Dunja"), which are collectively Guarantors as defined in that certain
Second Amended and Restated Credit Agreement dated January 29, 1993 by and among Borrower and Continental Bank N.A. (now known as Bank of America Illinois ("Bank of America")), individually and as agent (in such capacity, the "Agent") on behalf of the banking institution parties thereto (the "Banks"), (as such agreement has been amended by the First Amendment dated May 23, 1994, the Second Amendment dated October 24, 1994, the Third Amendment dated February 28, 1995, the Fourth Amendment dated November 1, 1995, and the Fifth Amendment dated the date hereof, the "Credit Agreement"). All terms not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

     WHEREAS, the Guarantors (other than Dunja) (the "Existing Guarantors") are parties to the Inter-Guarantor Agreement dated as of January 22, 1988, as amended by the First Amendment dated as of May 7, 1991, the Second Amendment dated as of October 24, 1994 and the Third Amendment dated as of November 1, 1995 (the "Existing Inter-Guarantor Agreement");

     WHEREAS, pursuant to Section 7.2.10(d) of the Credit Agreement among the Borrower, the Agent and the Banks, the Banks have required that Dunja guarantee the Liabilities of the Borrower;

     WHEREAS, Hale is a wholly-owned subsidiary of the Borrower;

     WHEREAS, Dunja is a wholly-owned subsidiary of Hale and shall receive substantial and direct benefit from the consummation of the transactions contemplated under the Credit Agreement;

     WHEREAS, Dunja executed that certain Guaranty Agreement in favor of Agent dated as of December 22, 1995;


     WHEREAS, Dunja desires to be a party to the Existing Inter-Guarantor Agreement and the Existing Guarantors desire to include Dunja as a party thereto;

     NOW, THEREFORE the parties agree to amend the Existing Inter-Guarantor Agreement as follows:

     Dunja agrees to be bound by the terms and conditions set forth under the Existing Inter-Guarantor Agreement as if it was an original signatory thereto and the Existing Guarantors agree that Dunja shall have the rights and benefits of a "Guarantor" under the Existing Inter-Guarantor Agreement and shall be deemed to be a "Guarantor" under the Existing Inter-Guarantor Agreement as amended hereby.

     In furtherance of the foregoing, the definition of "Guaranty" in the Existing Inter-Guarantor Agreement is hereby amended to include the Guaranty Agreement dated December 22, 1995 made by Dunja in favor of Agent.

     This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first-above written.

                                BAND-IT-IDEX, INC.,
                                VIBRATECH, INC.
                                LUBRIQUIP, INC.
                                STRIPPIT, INC.
                                VIKING PUMP, INC.
                                WARREN RUPP, INC.
                                CORKEN, INC.
                                PULSAFEEDER, INC.
                                HALE PRODUCTS, INC.
                                MICROPUMP, INC.,
                                (f/k/a MC Acquisition Corp.)
                                DUNJA VERWALTUNGSGESELLSCHAFT MBH


                                By:    Wayne P. Sayatovic
                                   -----------------------------------
                                Name:  Wayne P. Sayatovic

                                Title: Vice President & Chief Financial Officer


                                IDEX CORPORATION


                                By:    Wayne P. Sayatovic
                                   -----------------------------------
                                Name:  Wayne P. Sayatovic

                                Title:  Senior Vice President - Finance
                                            & Chief Financial Officer